UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
EXCHANGE ACT OF 1934
(AMENDMENT NO. )

Filed by the Registrant x
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PreliminaryProxy Statement
CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
x Definitive Proxy Statement
DefinitiveAdditional Materials
SolicitingMaterial Pursuant to Section 240.14a-12

THE SAVANNAH BANCORP, INC.
(NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

(NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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The Savannah Bancorp, Inc.
25 Bull Street
Savannah, Georgia 31401
912-629-6500

March 16, 2006

Dear Shareholder,

We are pleased to invite you to attend the 2006 Annual Meeting of Shareholders of The Savannah Bancorp, Inc. which will be held at 11:00 a.m. on Thursday, April 20, 2006 at the Hyatt Regency Savannah, 2 West Bay Street, Savannah, Georgia.

Enclosed is the Secretary's official Notice of Annual Meeting, a Proxy Statement and a Proxy card. Whether or not you plan to attend the annual meeting, please complete, date and sign the enclosed proxy card and return it promptly to the Company in the envelope provided. If you attend the meeting, you may vote in person even if you have previously returned your proxy.

If you own stock in brokerage accounts and receive this information from ADP Proxy Services, you may also vote shares using the Internet. Please follow the instructions on the enclosed voting materials.

We look forward to seeing you on April 20, 2006 at the Hyatt Regency Savannah.

Sincerely,

/s/ G. Mike Odom, Jr.                               /s/ John C. Helmken II

G. Mike Odom, Jr.  John C. Helmken II
Chief Executive Officer                                                                                      President

Enclosures

THE SAVANNAH BANCORP, INC.
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON APRIL 20, 2006

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of The Savannah Bancorp, Inc. (the "Company") will be held at the Hyatt Regency Savannah, 2 West Bay Street, Savannah, Georgia, on April 20, 2006 at 11:00 a.m., Eastern Daylight Time, for the purpose of considering and acting upon the following matters:

I.	To elect six Directors of Class I to serve until the Annual Meeting of Shareholders in 2009, to elect one Director of Class II to serve until the annual meeting of shareholders in 2007,

II.	To approve the selection of BDO Seidman, LLP as independent registered public accountants to audit the Company's financial statements for the year 2006, and

III.	To transact such other business as may come properly before the Annual Meeting or any adjournments thereof.

Only shareholders of record of The Savannah Bancorp, Inc. at the close of business on March 3, 2006, are entitled to notice of and to vote at the meeting.

BY ORDER OF THE BOARD OF DIRECTORS

                                                                           /s/ J. Curtis Lewis III

J. Curtis Lewis III
Secretary

March 16, 2006

YOUR VOTE IS IMPORTANT, WHETHER YOU OWN A FEW SHARES OR MANY.

THE BOARD OF DIRECTORS OF THE COMPANY UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE IN FAVOR OF THE PROPOSALS REFERRED TO ABOVE AND DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT.

i

ii

March 16, 2006

The Savannah Bancorp, Inc.
25 Bull Street
Savannah, Georgia 31401
___________________

 PROXY STATEMENT

___________________

This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of The Savannah Bancorp, Inc. (“SAVB”) for use at the 2006 Annual Meeting of Shareholders to be held on Thursday, April 20, 2006 at 11 a.m., local time, at the Hyatt Regency Savannah, 2 West Bay Street, Savannah, Georgia, and at any adjournments or postponements of the annual meeting.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

What is the purpose of the annual meeting?

At the annual meeting, shareholders will act upon the matters set forth in the accompanying notice of meeting, including the election of seven directors.

Who is entitled to vote?

All shareholders of record of SAVB’s common stock at the close of business on March 3, 2006, which is referred to as the record date, are entitled to receive notice of the annual meeting and to vote the shares of common stock held by them on the record date.  Each outstanding share of common stock entitles its holder to cast one vote for each matter to be voted upon.

How do I vote?

If you hold your shares of common stock in your own name as a holder of record, you may vote in person at the annual meeting or instruct the proxy holders named in the enclosed proxy card to vote your shares as you direct by marking, signing, dating and returning the proxy card in the postage-paid envelope that we have provided.

If your shares of common stock are held by a broker, bank or other nominee (i.e., in “street name”), you will receive instructions from your nominee which you must follow in order to have your shares voted.

Proxies that are signed, but which do not contain specific instructions, will be voted “FOR” the proposals specified herein.

What are the quorum and voting requirements to approve the proposals?

The presence, in person or by proxy, of holders of at least a majority of the total number of outstanding shares of common stock entitled to vote is necessary to constitute a quorum for the transaction of business at the annual meeting.  As of the record date, there were 4,610,339 shares of common stock outstanding and entitled to vote at the annual meeting.

The required vote for each item of business at the annual meeting is as follows:

•
For Item 1 on the proxy card, the election of directors, those nominees receiving the greatest number of votes at the annual meeting, assuming a quorum is present, shall be deemed elected, even though the nominees may not receive a majority of the votes cast.

•
For any other business at the annual meeting, the vote of a majority of the shares voted on the matter, assuming a quorum is present, shall be the act of the shareholders on that matter, unless the vote of a greater number is required by law.

How are votes counted?

For Item 1 on the proxy card, the election of directors, abstentions and “broker non-votes” will be counted only for purposes of establishing a quorum, but will not otherwise affect the vote.  “Broker non-votes” are proxies received from brokers or other nominees holding shares on behalf of their clients who have not been given specific voting instructions from their clients with respect to non-routine matters.  Under the rules of certain self regulatory organizations, such as the NASD, the election of directors is considered a routine matter and brokers and other nominees have discretionary voting power to vote such shares on routine matters in the absence of specific voting instructions.

In counting the votes cast, only those cast “for” and “against” a matter are included, although you cannot vote “against” a nominee for director.  Directors are elected by a plurality of the votes cast in favor; instructions to “withhold authority” to vote for a certain nominee will have no effect.

If you hold your shares of common stock in your own name as a holder of record and you fail to vote your shares, either in person or by proxy, the votes represented by your shares will be excluded entirely from the vote and will have no effect (other than with respect to establishing a quorum).  If, however, your shares are held in “street name” and you fail to give instructions as to how you want your shares voted, the broker, bank or other nominee may vote the shares in their own discretion on certain routine matters.

Will other matters be voted on at the annual meeting?

We are not aware of any other matters to be presented at the annual meeting other than those described in this proxy statement.  If any other matters not described in the proxy statement are properly presented at the meeting, proxies will be voted in accordance with the best judgment of the proxy holders.

Can I revoke my proxy instructions?

You may revoke your proxy at any time before it has been exercised by:

•	filing a written revocation with the Secretary of SAVB at the following address: P.O. Box 188, Savannah, Georgia 31402;

•	filing a duly executed proxy bearing a later date; or

•	appearing in person and voting by ballot at the annual meeting.

Any shareholder of record as of the record date who attends the annual meeting may vote in person, whether or not a proxy has been previously given. However, the presence (without further action) of a shareholder at the annual meeting will not constitute revocation of a previously given proxy.

What other information should I review before voting?

The 2005 annual report to shareholders and the annual report on Form 10-K filed with the Securities and Exchange Commission, including financial statements for the fiscal year ended December 31, 2005, is included with this proxy statement.  The annual report is not part of the proxy solicitation material.  An additional copy of our annual report on Form 10-K may be obtained without charge by:

•	accessing SAVB’s web site at www.savb.com;

•	writing to the Secretary of SAVB at the following address: 25 Bull Street, P.O. Box 188, Savannah, Georgia 31402; or

•	accessing the EDGAR database at the SEC’s website at www.sec.gov.

•
requesting copies of our Form 10-K from the SEC (at prescribed rates) by writing to the Public Reference Section of the SEC, 450 Fifth Street, N.W., Washington, D.C. 20549.  Please call the SEC at (800) SEC-0330 for further information on the SEC’s public reference rooms.

PROXY STATEMENT

PROPOSAL I

ELECTION OF DIRECTORS

The Board of Directors of the Company consists of up to eighteen members after a recent amendment to the bylaws made by the Board of Director to increase the number from sixteen members. Two new independent directors have been nominated in 2006. Including the two new nominees, fourteen members meet the independence standards of Rule 4200(a)(15) of the National Association of Securities Dealers. The non-independent directors are Chief Executive Officer G. Mike Odom, Jr., President John C. Helmken II, Vice Chairman E. James Burnsed and Archie H. Davis. The Board of Directors of the Company is divided into three Classes with the terms of office of each Class ending in successive years. The terms of five Directors of Class I expire at this Annual Meeting. All directors in Class I are standing for re-election. Five directors in Class II and six directors in Class III will continue in office. The shareholders are being asked to vote on the re-election of the Directors in Class I and for two new nominees, Berryman W. Edwards, Jr. in Class I and Clifford H. Dales in Class II.

The shares represented by the enclosed Proxy will be voted for the election of the seven nominees whose names appear below. In the event that any nominee is unable to serve (which is not anticipated), the Proxies will cast votes for the remaining nominees and for such other persons as the Board of Directors may select. A plurality of the votes cast by the shares of Common Stock represented at the Annual Meeting, at which a quorum must be present, is required for the election of the Directors listed as well as for the approval of all other proposals to be acted upon at the Annual Meeting. Cumulative voting for Directors is not permitted.
The Board of Directors unanimously recommends a vote FOR the election of the seven nominees listed below.

The following table sets forth the name of each new and existing nominee Director and each Director continuing in office; a description of his or her positions and offices with the Company (other than as a Director), if any; a brief description of his or her principal occupation and business experience during at least the last five years; directorships presently held by him or her in other companies with registered securities; and certain other information including his or her age and the number of shares of Common Stock beneficially owned as of March 3, 2006. For information concerning membership of committees of the Board of Directors and other information, see "Proposal I - Election of Directors - Information about the Board of Directors and Certain Committees."

All reports required pursuant to the insider trading regulations were filed timely except for one purchase by Director Thompson and one purchase by Director Levy’s wife.

Name, Age, And Year First Elected as a Director	Information About Nominee Or Director	Amount and Nature of Beneficial Ownership *		% Of Class *

	NOMINEES FOR ELECTION
	Class I
	Term Expiring Annual Meeting 2009
Berryman W. Edwards, Jr. (64) 2006	Mr. Edwards has served as owner and President of The Greenery, Inc., a commercial and residential landscaping company, since 1973. Mr. Edwards serves as Chairman of the Board of Directors of Harbourside Community Bank.	3,300		0.07
	Class II
	Term Expiring Annual Meeting 2007
Clifford H. Dales (47) 2006	Mr. Dales has served as Owner of Neely/Dales Real Estate Company since 1997. Mr. Dales serves as a Director of The Savannah Bank and Harbourside Community Bank.	3,718		0.04
	NOMINEES FOR RE-ELECTION
	Class I
	Term Expiring Annual Meeting 2009

Robert H. Demere, Jr. (57) 1989	Mr. Demere is President of Colonial Group, Inc., a petroleum marketing company in Savannah, Georgia. Mr. Demere has been employed by Colonial since 1974.	52,767	(1)	1.10

J. Curtis Lewis III (53) 1989	Mr. Lewis is Secretary of the Company and The Savannah Bank, N.A. Mr. Lewis has served as President of Lewis Broadcasting Corporation since September 2005. Since 1980, Mr. Lewis has been a partner in the law firm of Hunter & Lewis, LLP in Savannah, Georgia.	68,920	(2)	1.49

M. Lane Morrison (60) 1989	Mr. Morrison is a partner in the law firm of Hunter, Maclean, Exley & Dunn, PC, Savannah, Georgia since 1995.	58,936	(3)	1.28

James Toby Roberts, Sr. (61) 1998	Mr. Roberts is President and owner of Roberts Truck Center, Savannah, Georgia since 1969.	80,697	(4)	1.75

James W. Royal, Sr. (57) 1998	Mr. Royal is President of Royal Brothers, Inc., a company engaged in the retail hardware business under the name of Royal Ace and Village Ace Hardware Stores since 1980.	65,768	(5)	1.33

Name, Age, And Year First Elected as a Director	Information About Nominee Or Director	Amount and Nature of Beneficial Ownership *		% Of Class *

	DIRECTORS CONTINUING IN OFFICE

	Class II
	Term Expiring Annual Meeting 2007

E. James Burnsed (66) 1998	Mr. Burnsed has served as Vice Chairman of the Company since December 1998 and Chairman & CEO of Bryan Bank & Trust since January 1999. He serves as Chairman of the Bryan County Commission since January 1, 2005.	82,774	(6)	1.90

Russell W. Carpenter (65) 1989	Mr. Carpenter is the President of Minis & Co., an investment advisory firm in Savannah, Georgia. Mr. Carpenter has been with this Firm since 1972.	43,877		0.85

J. Wiley Ellis (65) 1989	Mr. Ellis is Chairman of the Board of Directors of the Company and The Savannah Bank, N.A. and serves as general counsel. He is also a Director of Bryan Bank & Trust and Harbourside Community Bank. He has been a partner in the law firm of Ellis, Painter, Ratterree & Adams, LLP and its predecessor firm since March 1, 1996.	68,749	(7)	1.01

Aaron M. Levy (65) 1989	Mr. Levy is Executive Chairman of Levy Jewelers, a chain of jewelry stores in Savannah, Georgia. Mr. Levy has been employed by Levy Jewelers, Inc. since 1962.	40,509	(8)	0.88

G. Mike Odom, Jr. (43) 2004	Mr. Odom became Chief Executive Officer of the Company effective April 29, 2004. He has served as Executive Vice President and Chief Operating Officer of the Company since 2001 and President, COO and Director of Bryan Bank & Trust since 1999. From 1996 to 1999, Mr. Odom served as Executive Vice President of Bryan Bank & Trust.	62,371	(9)	1.34

Name, Age, And Year First Elected as a Director	Information About Nominee Or Director Continuing In Office	Amount and Nature of Beneficial Ownership *		% Of Class *

	Class III
	Term Expiring Annual Meeting 2008
Archie H. Davis (64) 1989	Mr. Davis served as President and Chief Executive Officer of the Company from 1989 until April 29, 2004. Mr. Davis retired as an employee of the Company on April 29, 2005. Mr. Davis is also a director of Savannah Electric and Power Company, a subsidiary of The Southern Company.	156,145	(10)	3.39

L. Carlton Gill (65) 1998	Mr. Gill is retired from S. A. Allen, Inc. where he was a procurement forester since 1964.	90,529	(11)	1.96

John C. Helmken II (42) 2004	Mr. Helmken became President of the Company effective April 29, 2004. He has served as President and CEO of The Savannah Bank, N.A. since January 2003, President of The Savannah Bank, N.A. in 2002, Executive Vice President in 2001 and Senior Vice President from 1997 through 2000.	71,749	(12)	1.52

Charles E. Izlar (53) 2004	Mr. Izlar is a Certified Public Accountant and Chief Financial and Administrative Officer of Lewis Broadcasting Corporation and its affiliated entities. He has held this position since 1992.	1,442		0.03

Jack M. Jones (69) 1989	Mr. Jones is a private investor. He is retired from the insurance industry and serves as a Director of Memorial Health University Medical Center in Savannah, Georgia.	26,907	(13)	0.58

Robert T. Thompson, Jr. (65) 1998	Mr. Thompson is retired from CSX Incorporated, a railroad company, where he was employed since 1962.	67,368	(14)	1.46

	All Directors and executive officers as a group (21 persons)	1,191,352		25.07
* Information relating to beneficial ownership by Directors is based upon information furnished by each Director as of the date stated using “beneficial ownership” concepts set forth in rules promulgated by the Securities and Exchange Commission under Section 13(d) of the Securities Exchange Act of 1934. If not footnoted, the shares are owned with voting and dispositive rights. The percent of class is calculated on the assumption that a person's exercisable options have been exercised and that the total number of issued and outstanding shares of the Company has been increased correspondingly.

(1)
Demere - Of the 52,767 shares beneficially owned by Mr. Demere, 45,415 are owned individually, 2,495 shares are in his IRA, 250 shares owned by his wife, 4,236 are owned by immediate family and 371 in stock options.

(2)
Lewis - Of the 68,920 shares beneficially owned by Mr. Lewis, 35,205 shares are owned individually, 14,745 shares are in his IRA and money purchase retirement plan, 18,467 shares are owned by immediate family and 503 in stock options.

(3)
Morrison - Of the 58,936 shares beneficially owned by Mr. Morrison, 16,266 are owned individually, 6,237 shares are in his IRA, 16,220 are owned by his wife, 19,964 shares are in a trust for his benefit and 249 in stock options..

(4)
Roberts - Of the 80,697 shares beneficially owned by Mr. Roberts, 59,663 shares are owned individually, 9,920 shares are in his IRA, 5,890 shares are owned by immediate family, 1,210 shares are held in a trust, 3,666 in his 401K and 348 in stock options.

(5)	Royal - Of the 65,768 shares beneficially owned by Mr. Royal, 57,030 shares are owned individually, 4,181 in his IRA, 4,181 in a Roth IRA and 376 in stock options.

(6)
Burnsed - Of the 82,774 shares beneficially owned by Mr. Burnsed, 32,778 shares are owned individually, 17,050 shares are in his IRA, 17,821 shares are owned by his wife individually and 15,125 shares represent exercisable stock options.

(7)	Ellis - Of the 68,749 shares beneficially owned by Mr. Ellis, 12,973 shares are owned individually, 25,907 shares are in his IRA, 28,696 shares are in a trust, 1,517 in 401K, and 820 in stock options.

(8)	Levy - Of the 40,509 shares owned by Mr. Levy, 31,483 are owned individually, 8,745 are owned by his wife and 281 in stock options.

(9)	Odom - Of the 62,371 shares owned by Mr. Odom, 6,924 are owned individually, 873 in his IRA, 250 by immediate family and 54,324 in stock options.

(10)	Davis - Of the 155,922 shares beneficially owned by Mr. Davis, 111,973 shares are owned individually, 41,107 shares are in his IRA, 2,117 shares are owned by his wife and 725 shares in his wife’s IRA.

(11)	Gill - Of the 90,529 shares beneficially owned by Mr. Gill, 83,903 shares are owned jointly with his wife, 4,117 shares are in his IRA, 2,231 shares are in his wife’s IRA and 278 in stock options.

(12)	Helmken - Of the 71,749 shares owned by Mr. Helmken, 8,223 are owned individually, 9,751 in his 401K and 53,775 in stock options.

(13)	Jones - Of the 26,907 shares beneficially owned by Mr. Jones, 14,249 shares are owned by his wife, 12,237 are in his IRA and 421 in stock options.

(14)	Thompson - Of the 67,368 shares beneficially owned by Mr. Thompson, 53,968 shares are owned individually, 7,271 shares are in his IRA, 5,866 are in his wife’s IRA and 263 in stock options.

Directors Compensation

The director fee schedule was changed in April 2005. Directors are paid $750 per quarter retainer plus $350 for each special board meeting or committee meeting attended. The Chairman of the Board receives $1,500 per month plus the retainer and committee attendance fees. The Secretary receives $750 per month plus the retainer and committee attendance fees. Committee chairmen are paid $500 per meeting. The Audit Committee Financial Expert is paid $700 per audit committee meeting attended. Directors who are officers of the Company are not separately compensated as directors.

Subsidiary bank directors are paid $500 per month retainer plus $200 for each special board meeting or committee meeting attended. Directors who are Company or subsidiary bank officers are not separately compensated as directors.

Non-management Company and subsidiary bank directors are eligible to receive non-qualified stock options under The Savannah Bancorp, Inc. 2005 Omnibus Stock Ownership and Long Term Incentive Plan. Option awards are recommended by the Compensation Committee, subject to Board approval. The number of non-qualified options awarded is determined by dividing the fair market value of the Company’s common stock into a portion, ranging from 0% to 100% as determined by the Compensation Committee, of total director compensation paid in the prior calendar year. During 2005, 6,003 options, with an exercise price of $28.45, were granted to non-management directors, all of which were fully vested at the grant date.

Directors and certain key officers of the Company and Subsidiary Banks have the opportunity to participate in The Savannah Bancorp, Inc. Deferred Stock Plan (“Plan”). This Plan is a nonqualified plan within the meaning of Section 401(a) of the Internal Revenue Code and is unfunded under the Employee Retirement Income Security Act of 1974. Participants may elect to defer up to 100% of director’s fees or 25% of base salary into the Plan annually. The deferred account balances shall at all times be 100% vested.

Participant deferrals are automatically allocated to Common Stock of the Company. Any stock or cash dividends payable on such stock is credited to the participant’s account in the form of additional shares. The Participants do not have any rights in the Plan stock until withdrawals from their respective accounts are made and at all times remain unsecured creditors of the Company.

Participants shall receive 100% of their deferred account balance in the form of Company Common Stock upon death, disability, retirement or termination of employment or service as a director. Participants may also receive 100% of their deferred account balance upon a change in control of the Company. Participants pay ordinary income taxes on the market value of withdrawals from the Plan. The Company receives an income tax deduction for an equal amount at the time of distribution.

The Company has elected to contribute all Participant deferrals into The Trust Under The Savannah Bancorp, Inc. Deferred Stock Plan (“Trust”) which qualifies as a “Rabbi” trust for the purpose of supporting nonqualified benefit obligations. Participant deferrals are invested in Company common stock which is purchased by the Trust on the open market at the time of deferral. The creation of this Trust is intended to help ensure that Company common stock is available for Participant distributions at the time of a withdrawal.

Management Stock Ownership

As of March 3, 2006, based on available information, all Directors and executive officers of the Company as a group (21 persons) beneficially owned 1,191,352 shares of Common Stock, which represented approximately 25.07 percent of the outstanding shares and exercisable options at that date. The directors and executive officers have voting power for 1,263,843 shares, or 27.41 percent of the 4,610,339 shares outstanding. The foregoing figure includes, in some instances, shares in which members of a Director's or officer's immediate family have a beneficial interest by reason of shared voting or investment power and as to which the Director or officer may disclaim beneficial ownership.

PROPOSAL II
SELECTION OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

The Board of Directors proposes and recommends that the shareholders approve the selection by the Audit Committee of the firm of BDO Seidman LLP to serve as the independent registered public accounting firm for the Company and the Banks for the year ending December 31, 2006. Representatives of BDO Seidman LLP will be present at the Annual Meeting to make such comments as they desire and to respond to questions from shareholders of the Company. Action by the shareholders is not required by law in the appointment of an independent registered public accounting firm, but their appointment is submitted by the Board of Directors in order to give the shareholders a voice in the designation of auditors. If the Audit Committee’s selection of BDO Seidman LLP as the Company’s independent registered public accounting firm is rejected by the shareholders, then the Audit Committee will reconsider its choice of independent auditors. Even if the selection of BDO Seidman LLP is approved, the Board of Directors, in its discretion, may direct the appointment of different independent auditors at any time during the year if it determines that such a change would be in the best interests of the Company and its shareholders.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE TO APPROVE THE SELECTION BY THE AUDIT COMMITTEE OF BDO SEIDMAN, LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS TO AUDIT THE COMPANY’S CONSOLIDATED FINANCIAL STATEMENTS FOR THE CALENDAR YEAR 2006.

INFORMATION ABOUT THE BOARD OF DIRECTORS AND CERTAIN COMMITTEES

The Board of Directors of the Company held five regular meetings during 2005. All incumbent Directors attended at least 75 percent of the meetings.

Annual Meeting of Shareholders. Directors are encouraged to attend the annual meeting of shareholders. 12 directors attended the last meeting held on April 21, 2005.

Executive Committee. The Executive Committee of the Board is composed of seven outside directors. Regular Executive Committee meetings are held during each of the remaining seven months when the five regular board meetings are not held. Called Executive Committee meetings are held as needed. Directors J. Wiley Ellis, Chairman, Russell W. Carpenter, Robert H. Demere, Jr., Jack M. Jones, J. Curtis Lewis III, James Toby Roberts, Sr. and James W. Royal, Sr. serve on this Committee. Directors Odom, Helmken and Burnsed serve as ex officio members of the Executive Committee. The committee held 10 meetings during 2005. All members attended at least 75 percent of the Executive Committee meetings except Carpenter who attended 70%.

Audit Committee. The Audit Committee serves as a liaison between the Board of Directors and the Company’s independent auditors. The Committee approves the overall scope of the audit, reviews the results of the audit and reviews the systems of internal control of the Company. The Committee operates under a written charter adopted by the Board of Directors. This charter is posted on the corporate website at www.savb.com and is included in this Proxy Statement as Appendix A. During the fiscal year ended December 31, 2005, the Audit Committee met five times. The Committee is composed of Directors J. Curtis Lewis III, Chairman, Russell W. Carpenter, Robert H. Demere, Jr., L. Carlton Gill, Charles E. Izlar, Jack M. Jones and Robert T. Thompson, Jr. All directors attended at least 75 percent of the Audit Committee meetings. All members of the Audit Committee meet the independence standards of Rule 4200(a)(15) of the National Association of Securities Dealers listing standards. The Board recognizes Mr. Izlar as the “Audit Committee Financial Expert” as defined by the Securities and Exchange Commission. The formal report of the Audit Committee with respect to the year 2005 begins on page 11 hereof.

Compensation Committee. The Compensation Committee reviews and approves the compensation of executive officers, reviews and recommends to the Board incentive and benefit plans, reviews general compensation and benefits policies and reviews and recommends to the Board the compensation of Company and subsidiary bank directors. The members of the Compensation Committee during 2005 were Directors Jack M. Jones, Chairman, J. Curtis Lewis III, J. Wiley Ellis and James W. Royal, Sr, all of whom meet the independence standards of Rule 4200(a)(15) of the National Association of Securities Dealers listing standards. Eight meetings were held in 2005 with all members attending each meeting. The formal report of the Compensation Committee with respect to the year 2005 begins on page 12 hereof.

Director Nominating Committee. The Director Nominating Committee seeks to identify individuals qualified to become Directors; evaluates candidates recommended for nomination as Directors who are recommended by shareholders, and recommends candidates for nomination as Directors to the Board. The committee operates under a written charter approved by the Board of Directors. This charter is posted on the corporate website at www.savb.com. During the fiscal year ended December 31, 2005, the committee did not meet. The Committee met in January, 2006 to consider nominees for election and reelection to the Board at the 2006 annual meeting. The committee is composed of Directors James Toby Roberts, Sr., Chairman, Russell W. Carpenter and Aaron M. Levy, all of whom meet the independence standards of Rule 4200(a)(15) of the National Association of Securities Dealers listing standards. The formal report of the Nominating Committee with respect to the year 2005 begins on page 13 hereof.

Shareholders may communicate directly to the Board of Directors in writing by sending a letter to the Board at: The Savannah Bancorp, Inc,, Attn: Secretary, 25 Bull Street, Savannah, GA 31401 or by a secure e-mail via the Company’s website at www.savb.com. All communications directed to the Board of Directors will be received and processed by the Secretary of the Company and will be transmitted to the Chairman of the Board of Directors without any editing or screening by the Secretary of the Company.

Report of the Audit Committee

The following Report of the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this Report by reference therein.

The Audit Committee oversees the Company’s financial reporting process on behalf of the Board of Directors. Management has primary responsibility for the financial statements and the reporting process including the system of internal control. In fulfilling its oversight responsibilities, the Committee reviewed the audited financial statements in the Annual Report with management, including a discussion of the quality, not just the acceptability, of accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements. A copy of the Charter of the Audit Committee is included in this Proxy as Appendix A.

The Committee reviewed with the independent auditors, who are responsible for expressing an opinion on conformity of the audited financial statements with accounting principles generally accepted in the United States of America, their judgments as to the quality, not just the acceptability, of the Company’s accounting principles and such other matters as are required to be discussed with the Committee in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States) including those described in Statement on Auditing Standards No. 61, as amended. In addition, the Committee has discussed with the independent auditors the auditors’ independence from management and the Company.

The Committee discussed with the Company’s internal and independent auditors the overall scope and plans for their respective audits. The Committee met with the internal and independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company’s system of internal control and the overall quality of the Company’s financial reporting.

The Committee reviewed with management, the independent registered public accounting firm, and the internal auditors the company’s documentation, testing, remediation and retesting of key controls over financial reporting as required by Section 404 of the Sarbanes Oxley Act of 2002.

Based on the foregoing materials and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements for the year ended December 31, 2005 be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2005. The Audit Committee also recommended the reappointment of the independent registered public accountants and the Board of Directors concurred in such recommendation.

J. Curtis Lewis III, Chairman Russell W. Carpenter	Robert H. Demere, Jr. L. Carlton Gill Charles E. Izlar	Jack M. Jones Robert T. Thompson, Jr.

Report of the Compensation Committee

The following Report of the Compensation Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this Report by reference therein.

Decisions with respect to the compensation of the Company's Named Executive Officers are made by the Compensation Committee (the "Committee"). During 2005, the following Directors served on the Committee: Jack M. Jones, Chairman, J. Curtis Lewis III, J. Wiley Ellis and James W. Royal, Sr. All decisions of the Committee relating to compensation are reviewed by the full Board of Directors. The report of the Committee presented below addresses the Company's compensation policies for 2005 with respect to Mr. Odom as CEO and Mr. Helmken as President, as well as the Named Executive Officers as a group.

General Compensation Policies. The Company has a formal compensation plan designed to compensate executives for actions deemed to promote long-term shareholder value. These objectives require that compensation arrangements be structured to: (1) provide competitive levels of compensation opportunity which are reflective of the degree of risk inherent in the Company's business plan and the contributions expected from senior executives; (2) integrate pay with the Company's business strategies, short-term and long-term performance goals, and results; (3) reward corporate performance achievements; and (4) recognize and reward individual initiative, responsibility and achievements. The Committee believes that stock ownership by management and stock-based performance compensation arrangements which are tied to performance are beneficial in aligning management and shareholder interests in the enhancement of shareholder value. Base salaries are set by the Board, after recommendation by the Committee, and are intended to reflect individual performance and responsibility and to represent compensation believed by the Committee to be appropriate if the Named Executive Officers perform in a fully acceptable manner. In setting base salaries, consideration is also given to compensation paid to executives of financial institutions and other public companies similar in size and character to the Company.

The Committee has established a compensation package consisting of base salary, short-term incentive compensation in the form of cash bonuses based on the performance of the Company, and long-term incentive compensation in the form of incentive stock options.

Compensation Paid in 2005. The Company's policy regarding compensation of its executive officers, including the Chief Executive Officer and the President, is based upon performance in relation to the responsibilities and accomplishments incident to the individual's job description. In determining compensation, the Committee considers the progress made by the Company in laying a foundation for future revenue enhancements, income improvements, growth, and quality of assets.

Compensation paid to the Named Executive Officers in 2005 consisted of the following elements: base salary, cash incentive compensation, matching contributions paid to the Company's
401(k) Plan and qualified incentive stock options. Contributions made by the Company under the 401(k) Plan are made to all participating employees on a nondiscriminatory basis. The

Company also has certain broad-based employee benefit plans in which the Named Executive Officers participate. The value of these items is set forth in the Summary Compensation Table below under "All Other Compensation." The Named Executive Officers also may have received perquisites in connection with their employment. However, such perquisites totaled less than 10 percent of their cash compensation in 2005. Except for cash incentives and incentive stock options, the foregoing benefits and compensation are not directly tied to Company performance.

Cash Incentive Compensation. Cash Incentive Compensation is calculated based upon performance and results relative to committee-approved targets for various growth, profitability, asset quality and return objectives. The objectives include individual, branch, subsidiary bank and Company level factors. During 2005, the Company and the subsidiary banks’ performance exceeded the approved targets on most factors.

Senior Executive Compensation. Mr. Odom was elected Chief Executive Officer and Mr. Helmken was elected President of the Company on April 29, 2004. The Board desired to encourage a cohesive management team relationship between these key executives as their relative strengths compliment each other. The Board approved a compensation package for each executive for 2005 which included (1) $157,500 base salary; (2) cash incentive potential of up to 50 percent of base salary; (3) other standard benefits. Each executive also vested in a portion of the shares granted in 2003 in a stock option under which shares vest over five years upon achievement of specific performance objectives.

Jack M. Jones, Chairman	J. Wiley Ellis
James W. Royal, Sr.	J. Curtis Lewis III

Report of the Directors Nominating Committee

The Directors Nominating Committee evaluates and recommends to the Board of Directors candidates for nomination as directors of the Company, including candidates recommended by shareholders.

The committee considered candidates for election and re-election to the Board and recommended their nomination to the Board. No candidates who are not presently directors were recommended by shareholders. These candidates were recommended by non-management Directors.

The Company’s Nominating Committee charter sets forth the following criteria for new directors: independence, proper skills, experience, knowledge, integrity and judgment; the potential contribution to the diversity of backgrounds, experience and competencies to the Board as a whole; the ability to devote sufficient time and effort to the duties of directors; the attained age of 25; and the ability to meet all the requirements for service as a director of a national banking association or a bank insured by the Federal Deposit Insurance Corporation.

The Committee is empowered to utilize independent advisors to assist in identifying new candidates. However, the Committee currently believes that the existing directors and executive management of the Company and its subsidiaries have significant networks of business contacts that likely will form the pipeline from which candidates will be identified. Upon identifying a candidate for serious consideration, one or more members of the Committee would initially interview such candidate. If a candidate merited further consideration, the candidate would subsequently interview with all other Committee members (individually or as a group), meet the Company’s Chief Executive Officer and other executive officers and ultimately meet many of the other directors. The Committee would elicit feedback from all persons who met the candidate and then determine whether or not to nominate the candidate.

James Toby Roberts, Sr., Chairman	Russell W. Carpenter
Aaron M. Levy

Code of Business Conduct and Ethics. The Board of Directors has adopted a Code of Business Conduct and Ethics for Directors, Officers and Employees. This code outlines the key business behaviors and ethical principles that directors, officers and employees of the company need to understand and follow. This code is posted on the corporate website at www.savb.com.

Information about Named Executive Officers Who Are Not Directors. The following contains certain information about the named Executive Officers of the Company who are not Directors of the Company.

Name and Year First Elected an Officer of the Company	Age	Positions Held and Principal Occupation Last Five Years
R. Stephen Stramm 1990	56	Executive Vice President - Lending of the Company and The Savannah Bank, N.A.
Robert B. Briscoe 1990	54	Chief Financial Officer of the Company and The Savannah Bank, N.A.

Executive Compensation and Benefits

The tables below set forth certain information concerning compensation paid to the five most highly compensated executive officers whose cash compensation exceeded $100,000 ("Named Executive Officers") for services in all capacities during the years ended December 31, 2005, 2004 and 2003.

		Annual Compensation			Long-term Compensation Awards
Name and Principal Position	Year	Salary (1)	Bonus	Other Compensation (2)	Options/ SARs (3)	All Other Compen-sation (4)

G. Mike Odom, Jr.	2005	$ 157,500	$ 69,365	$ 4,905	-0-	$ 9,297
Chief Executive Officer	2004	147,066	45,682	5,050	18,750	8,824
	2003	131,200	24,070	6,052	3,750	7,610

John C. Helmken II	2005	$ 157,500	$ 69,365	$ 5,581	-0-	$ 9,079
President	2004	145,100	40,500	5,542	25,000	8,706
	2003	125,300	25,878	5,387	3,750	7,282

R. Stephen Stramm	2005	$ 137,500	$ 38,152	$ 4,133	2,000	$ 8,938
Executive Vice President-	2004	130,300	31,341	3,665	-0-	7,818
Lending	2003	125,300	20,511	3,400	2,500	7,301

E. James Burnsed	2005	$ 121,000	$ 36,823	$ 4,867	-0-	$7,865
Vice Chairman	2004	116,200	39,394	4,312	-0-	6,972
	2003	111,200	20,646	3,335	-0-	6,541

Robert B. Briscoe	2005	$ 115,000	$ 40,014	$ 1,633	2,000	$ 7,475
Chief Financial Officer	2004	110,300	25,000	1,660	-0-	6,618
	2003	105,300	15,000	2,768	2,500	6,107
(1) Mr. Odom has elected to defer $6,000 of his compensation in both 2005 and 2004 into the Company’s deferred compensation plan.
(2) Includes club dues and excess premiums on group life insurance.
(3) Amounts shown represent the number of shares underlying incentive stock options granted each year. The number of shares have been restated to include the effect of the 5-for-4 stock split distributed in the form of a 25 percent stock dividend in December 2004.
(4)	Amounts contributed to the Company’s Employee Savings and Profit Sharing Plans.

Stock Appreciation Rights/Stock Options

The following table sets forth information concerning individual grants of incentive stock options to purchase the Company’s Common Stock made to the named executives in 2005:

Incentive Stock Option (ISO) Grants in 2005
Name	Number of Shares Underlying Options Granted(1)	Percent of Total ISOs Granted to Employees in 2005	Exercise or Base Price Per Share	Expiration Date	Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term
					5% ($)	10% ($)
Mr. Odom	-0-	-0-	-0-	-	-0-	-0-
Mr. Helmken	-0-	-0-	-0-	-	-0-	-0-
Mr. Burnsed	-0-	-0-	-0-	-	-0-	-0-
Mr. Stramm	2,000	8.5%	$27.89	2/04/15	35,080	88,900
Mr. Briscoe	2,000	8.5%	$27.89	2/04/15	35,080	88,900

(1) ISOs become exercisable in five equal annual amounts during continued employment. In the event the Company shall consolidate with, merge into, or transfer all or substantially all of its assets to another corporation, then all options granted under this Plan shall become immediately exercisable.

The following table sets forth certain information regarding individual exercises of stock options during 2005 by each of the named executives.

Aggregate Year-End Option Values

Shown below is information with respect to exercised and unexercised options to purchase the Company Common Stock held by the Named Executive Officers at December 31, 2005.

	# of Shares		Number of Securities Underlying Unexercised Options / SARs at Year-End (#)		Value of Unexercised In-the-Money Options / SARs at Year-End ($) (1)
Name	Acquired on Exercise	Value Realized($)	Exercisable	Unexercisable	Exercisable	Unexercisable

Mr. Odom	-0-	-0-	31,916	22,408	692,706	326,457
Mr. Helmken	-0-	-0-	27,867	32,158	547,270	454,865
Mr. Burnsed	-0-	-0-	15,125	-0-	280,266	-0-
Mr. Stramm	-0-	-0-	14,293	4,050	364,103	49,688
Mr. Briscoe	3,730	69,131	7,975	4,655	186,647	63,577

(1) “Value” is calculated as the market price of the underlying securities on December 31, 2005 minus the grant price that ranges from $4.96 to $22.31. The market price has been determined as the closing price of the Company’s stock as quoted on the Nasdaq National Market, which was $35.48 per share on December 31, 2005.

Equity Compensation Plan Information

Shown below is information with respect to the equity compensation plan as of December 31, 2005.

(a) Plan Category	Approved Plan (1)
(b) Number of securities to be issued upon exercise of outstanding options	243,237
(c) Weighted-average exercise price of outstanding options	$ 18.11
(d) Number of securities remaining available for future issuance under equity compensation plans (excluding securities in row (b))	176,649
(1)  Equity compensation plans approved by security holders

There were no equity compensation plans that were not approved by shareholders. No warrant or rights have been issued by the Company.

Employment Agreements

The Company has entered into change in control agreements with each of the Named Executive Officers. Each of said agreements provides that the executive shall continue to receive the same level of compensation for a period of one year after termination if, following a "change in control", the executive is terminated without cause during the one-year period immediately following a "change in control". A "change in control" is defined as the sale of all or a substantial portion of the Company's assets, a merger or other reorganization whereby the Company is not the surviving entity or a change in control as defined by the OCC.

The Company and the Subsidiary banks have incentive compensation plans under which the Named Executive Officers can earn a performance bonus if the Company achieves certain specified earnings, growth and expense control objectives as set forth by the Board of Directors. Maximum payout is 50 percent of base salary for Messrs. Odom and Helmken and 40 percent of base salary for Messrs. Stramm, Burnsed and Briscoe . This arrangement was in place during all three years presented except that the maximum payout for Messrs. Odom and Helmken was increased from 40 percent to 50 percent in 2003.

Stock Performance Graph

The following table provides a graphic comparison of the cumulative total shareholder return on the Common Stock of The Savannah Bancorp, Inc. for the five year period from December 31, 2000 through December 31, 2005. It includes the cumulative total return on the NASDAQ Market Index, the SNL $500M-$1B Bank Index and assumes the re-investment of all dividends over the same period. All cumulative returns assume an initial investment of $100.

[Total Return Performance Graph]

Following are the data points in which the corporate performance graph is based.

	Period Ended
Index	12/31/00	12/31/01	12/31/02	12/31/03	12/31/04	12/31/05
Savannah Bancorp, Inc.	100.00	120.14	127.45	199.18	237.64	317.08
NASDAQ Composite	100.00	79.18	54.44	82.09	89.59	91.54
SNL $500M-$1B Bank Index	100.00	129.74	165.63	238.84	270.66	282.26

Source : SNL Financial LC, Charlottesville, VA © 2006

SNL Securities L.C. (“SNL”) prepared the data included in the foregoing table. It is understood that all information provided in the preceding graph: (i) has been gathered by SNL from sources believed by SNL to be reliable and (ii) is believed by SNL to be true and accurate in both form and content.

Ownership Of Equity Securities

As of March 3, 2006, there were no shareholders known by the Company to be the beneficial owner, as defined by SEC rules, of five percent or more of the outstanding shares of Common Stock.

Other Matters

Certain Transactions

The Company’s subsidiary Banks have granted loans to certain Directors of the Company and the Banks and to their related interests. The aggregate amounts of loans were $18,731,000 and $11,537,000 at December 31, 2005 and 2004, respectively. During 2005, $14,515,000 of new loans were made and repayments of $9,490,000 were received. Unfunded commitments to extend credit available to related parties aggregated $8,840,000 and $1,297,000 at December 31, 2005 and 2004, respectively. Related party loans are made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with unrelated persons and do not involve more than normal risk of collection. No other related party transactions or services rendered to the Company or to the subsidiary Banks exceeded $60,000. There are no family relationships between directors and/or executive officers of the Company. A director of the Company and a director of a Subsidiary Bank were married during 2004.

Proxy Solicitation

The Company will pay the cost of soliciting Proxies for the Annual Meeting. In addition to solicitation of shareholders of record by mail, telephone or personal contact, the Company will be contacting brokers, dealers, banks or voting trustees or their nominees who can be identified as record holders of Common Stock. Such holders, after inquiry by the Company, will provide information concerning quantities of Proxy materials and Annual Reports needed to supply such information to beneficial owners, and the Company will reimburse them for the expense of mailing Proxy materials and 2005 Annual Reports to such owners.

Principal Accountant Fees and Services

BDO Seidman, LLP, the Company’s principal accountant, billed for services rendered as shown in the following table:

Year	Audit services (1)	Audit related fees	Tax services	Other	TOTAL
2005	$402,750	$7,750	$ -0-	$8,841	$419,341
2004	$179,057	$7,181	$ -0-	$ -0-	$186,238

(1) Audit services include annual audit fees ($160,000), SOX 404 audit fees ($160,000), SEC filing review fees ($82,750).

For 2005 and 2004, approximately 80 and 70 percent, respectively, of the total hours required to complete the audits of the financial statements was provided by persons employed by Hancock, Askew & Co., LLP, a public accounting firm located in Savannah, Georgia, who worked under the supervision and direction of BDO Seidman, LLP. In 2005, approximately 80 percent of the total hours required to complete the audit of internal controls were provided by persons employed by Hancock, Askew & Co., LLP.

A representative of BDO Seidman, LLP is expected to be present at the 2006 shareholders' meeting. He will have an opportunity to make a statement should he desire to do so and is expected to be available to respond to appropriate questions.

The Audit Committee is responsible for approving all auditing services and permitted non-audit services to be performed by the independent registered public accounting firm. The Audit Committee pre-approved all of the above rendered services.

Shareholder Proposals and Director Nominations for 2006 Annual Meeting

Proposals of shareholders and director nominations, accompanied by relevant biographical information, to be presented at the 2007 Annual Meeting of Shareholders must be received by the Company on or before January 14, 2007 to be included in the Proxy Statement and Form of Proxy relating to the 2007 Annual Meeting of Shareholders. Proposals and director nominees should be directed to The Savannah Bancorp, Inc., 25 Bull Street, Savannah, Georgia 31401; Attention: J. Curtis Lewis III, Secretary.

Miscellaneous

The management of the Company knows of no other matters that are to be presented for action at the Annual Meeting. If any other matters are brought properly before the Annual Meeting, the persons designated in the enclosed Proxy will vote on such matters in accordance with their best judgment.

Upon the written request of any person whose Proxy is solicited by this Proxy Statement, the Company will furnish to such person without charge (other than for exhibits), a copy of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2005, including financial statements and schedules thereto, as filed with the Securities and Exchange Commission (SEC). Requests should be directed to The Savannah Bancorp, Inc., P.O. Box 188, Savannah, Georgia 31402, Attention: Robert B. Briscoe, Chief Financial Officer. The Form 10-K is also available for immediate retrieval on the Internet from the SEC website at http://www.sec.gov/cgi-bin/srch-edgar?text=0000860519 .

Appendix A

The Savannah Bancorp, Inc.
Charter of The Audit Committee

I. Purposes of the Audit Committee

The Audit Committee (the "Committee") is appointed by the Board of Directors of The Savannah Bancorp, Inc. (together with its subsidiaries, "SAVB") to assist the Board of Directors in fulfilling its oversight responsibilities regarding the following:

•	The integrity of SAVB's financial statements, including matters relating to its internal controls;
•	The qualification and independence of SAVB's external independent auditors (the "Independent Auditors");

•	The performance of SAVB's internal audit function and Independent Auditors; and,

•	Such other policies, procedures and activities of SAVB as may be directed by the Board of Directors.

In addition, the Committee shall review any reports or other disclosures that the Company is required to prepare pursuant to the rules of the Securities and Exchange Commission (the "SEC") and the NASDAQ Stock Market, Inc. (“Nasdaq”) for inclusion in SAVB's annual proxy statement or other public reports, as applicable.

Although the Independent Auditors are ultimately accountable to the Board of Directors, as representatives of SAVB's stockholders, the Independent Auditors shall report directly to the Committee. The Committee shall be directly responsible for the appointment, oversight, compensation, evaluation, and, where appropriate, termination and replacement of the Independent Auditors (subject, if applicable, to stockholder approval in accordance with SAVB's practices and any applicable legal requirements).

While the Committee has the responsibilities and powers set forth in this Charter, the management of SAVB is responsible for the preparation, presentation and integrity of SAVB's financial statements. Management, with the assistance of SAVB's internal audit function ("Internal Audit"), is responsible for maintaining appropriate accounting and financial reporting practices, policies, internal controls and procedures that provide for compliance with accounting standards and applicable laws and regulations. The Independent Auditors are responsible for planning and carrying out a proper audit of SAVB's annual financial statements, reviews of SAVB's quarterly financial statements, and other procedures. In fulfilling their responsibilities set forth herein, it is recognized that members of the Committee are not full-time employees of SAVB and are not, and do not represent themselves to be, accountants or auditors by profession.

Moreover, it is not the duty or responsibility of the Committee or its members to conduct "field work" or other types of auditing or accounting reviews or procedures or to set auditor independence standards.

II. Membership of Audit Committee

The Committee shall be comprised of a minimum of three (3) directors. Each of the members of the Committee shall be "independent" under the applicable requirements of the NASDAQ and SEC, including any additional requirements for audit committee members, as interpreted by the Board of Directors in its business judgment. In addition, each of the members of the Committee shall be "financially literate," and at least one member of the Committee shall qualify as “Financial Expert,” as defined by the SEC, as determined by the Board of Directors in its business judgment. Members of the Committee shall be appointed by the Board of Directors, and shall serve for such term or terms as the Board of Directors may determine and until their successors shall be duly qualified and appointed. The Board of Directors shall designate a chairperson for the Committee.

No director may serve as a member of the Committee if such director serves on the audit committees of more than two other public companies unless the Board of Directors determines that such simultaneous service would not impair the ability of such director to effectively serve on the Committee.

III. Audit Committee Meetings

The Committee shall meet at least four times annually, or more frequently as the Committee deems necessary. The Committee shall meet periodically in separate private sessions with (i) management, (ii) Internal Audit and/or other representatives of Internal Audit, and (iii) the Independent Auditors, as appropriate, to discuss, as applicable, the scope of planned internal auditing activities and internal auditing results, the performance of the annual audit by the Independent Auditors, and any other matters that the Committee or any of these persons or firms believe should be discussed privately. The Committee encourages, and may request, that members of senior management, other employees of SAVB, and, if appropriate, third parties attend Committee meetings to provide additional information, insight and expertise regarding matters being discussed by the Committee.

IV. Duties, Responsibilities and Authority of the Audit Committee

In furtherance of the purposes of the Committee, the Committee shall have the following duties, responsibilities and authority:

1. With respect to the Independent Auditors, including the independence, qualifications, appointment and compensation of the Independent Auditors:

•	To receive information and reports regarding

(i)
audit and non-audit services provided by the Independent Auditors, including a formal written statement, provided by the Independent Auditors, delineating all relationships between the Independent Auditors and the Corporation, addressing at least the matters set forth in Independence Standards Board Standard No. 1.; and,

(ii)	the aggregate fees billed by the Independent Auditors, as provided to the Committee in a written statement by the Independent Auditors, for
(a) the audit of the Corporation's annual financial statements for the most recent fiscal year and the reviews of the financial statements included in the Corporation's quarterly reports on Form 10-Q for that fiscal year, and,
(b) all other services rendered by the Independent Auditors for the most recent fiscal year;

•
To receive information and reports or certifications from the Independent Auditors regarding the qualifications and experience of the Independent Auditors and lead audit partner, including information regarding the Independent Auditors' internal quality-control procedures, any material issues raised by the most recent internal quality-control review, or peer review, of the Independent Auditors, or any inquiry or investigation by governmental or professional authorities, within the preceding five years, relating to any independent audits carried out by the Independent Auditors, and any steps taken to deal with any such issues;

•
To discuss with management, Internal Audit, the Independent Auditors and the Board of Directors, as appropriate, the above information and reports, and any relationships or services disclosed in the Independent Auditors' statement as to independence that may impact the objectivity and independence of the Independent Auditors, for purposes of assessing the Independent Auditors' and lead partner's independence, qualifications, and performance;

•
If applicable, to consider whether the Independent Auditors' provision of permitted non-audit services to SAVB is compatible with maintaining the independence of the Independent Auditors and is consistent with the Committee's policies relating to the provision of non-audit services by the Independent Auditor;

•
To retain, evaluate and, where appropriate, terminate and replace the Independent Auditors (subject, if applicable, to stockholder approval in accordance with SAVB's practices and any applicable legal requirements);

•
To pre-approve all audit and permitted non-audit services provided by the independent Auditors (including the fees and terms thereof) in accordance with policies and procedures established by the Committee and applicable legal and regulatory requirements;

•
To discuss with management the timing and process for implementing the rotation of certain partners of the Independent Auditors, including the lead and concurring partner, in accordance with applicable legal and regulatory requirements, and to consider whether there should be a regular rotation of the auditor itself; and

•	To establish hiring policies for employees or former employees of the Independent Auditors.

2. With respect to the oversight of SAVB's financial reporting principles, policies and processes, including matters relating to its internal controls, to discuss and receive information from management, Internal Audit and the Independent Auditors, as appropriate, on the following items:

•	The arrangements and scope of the Independent Auditors' audit, prior to commencement of their annual examination of SAVB's financial statements;

•
Any difficulties encountered during the course of the Independent Auditors' audit, including any restrictions on the scope of the Independent Auditors' activities or on the access to any requested or necessary information, and any significant disagreements with management;

•
SAVB's critical accounting policies, the basis of any significant changes in SAVB's accounting principles, policies, controls and procedures, and the methods of their application, and the quality and appropriateness of SAVB's accounting principles;

•
Any issues relating to management's review of SAVB's disclosure controls and procedures (as defined by the SEC) and internals controls and procedures with respect to financial reporting, as well as the Independent Auditors' and/or Internal Audit's assessment of the Corporation's compliance with various policies and procedures to ensure adequate internal controls have been instituted by management, including any

•
comments on significant deficiencies or material weaknesses in the design or operation of internal accounting controls and considerations given or corrective action taken by management, any issues regarding fraud that involves management or other employees who have a significant role in SAVB's internal controls, and

•	any other issues regarding managements' certifications in SAVB's periodic reports;

•
SAVB's annual audited financial statements and quarterly financial statements, including SAVB's disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations," and any matters required to be communicated by the Independent Auditors in accordance with Statement on Auditing Standards No. 61, and any other material written communications between the Independent Auditors and management;

•
All alternative accounting treatments that may be acceptable under generally accepted accounting principles that have been discussed with management, including the ramifications of the use of such alternative treatments and disclosures, and the treatment preferred by the Independent Auditors;

•	SAVB's quarterly and annual earnings releases, including financial information and earnings guidance provided to analysts;

•
SAVB's policies and guidelines for assessing and managing SAVB's exposure to any significant risks, including any steps taken by management to monitor, minimize or control SAVB’s exposure to risks, including major financial risk; and

•
Any other material issues regarding accounting principles and financial statement presentations, as well as any analyses prepared by management and/or the Independent Auditors regarding significant financial reporting issues and judgments made in connection with the preparation of the financial statements, the effect of regulatory and accounting initiatives, including off-balance sheet structures, on SAVB’s financial statements, and any other items required to be discussed under applicable legal, regulatory or NASDAQ requirements.

3.	With respect to Internal Audit, to discuss and receive information from Internal Audit, the Independent Auditors, and management, as appropriate, on the following items:

•	The overall Internal Audit function, including the independence and responsibilities of Internal Audit and the adequacy of Internal Audit's staffing and budget;

•	The general scope of planned internal auditing activities prior to their commencement; and

•
The results of internal audits, as appropriate, and the performance of Internal Audit, including any (i) action taken by SAVB's management on recommendations made by Internal Audit, (ii) reports of defalcations made to regulatory authorities, and (iii) any difficulties encountered during the course of any internal audits, including any restrictions on the scope of activities or on access to any requested or necessary information.

4.
With respect to SAVB's compliance with federal and state laws and regulations and SAVB's policies, to discuss and receive information from Internal Audit, management, and the Independent Auditors, as appropriate, on the following items:

•	Management's policies and procedures relating to monitoring SAVB’s compliance with applicable legal and regulatory requirements and SAVB's policies, including SAVB's code of conduct and ethics;
•
Reports of inspections, examinations and investigations by state and federal regulatory agencies or authorities, as appropriate, and any consideration given or corrective action taken by management on any criticism in any such reports, examinations and investigations; and,

•
Complaints or concerns regarding SAVB's accounting, internal accounting controls or auditing matters that are received by the Company, including any anonymous complaints or concerns and the procedures for receiving and handling any such complaints and concerns.

V. Reporting of Audit Committee Activities to the Board of Directors

The Committee shall report the information elicited by its activities to the Board of Directors and, where appropriate, its recommendations for action by the Board of Directors at their next meeting subsequent to that of the Committee. Certain action by the Committee may be similarly reported to the Board of Directors for approval, ratification, and/or confirmation.

VI. Review of Audit Committee Charter and Committee Performance Evaluation

The Committee shall review and reassess the adequacy of the Charter at least annually, and shall have the Charter published at least every three years in accordance with the regulations of the SEC.

VII. Audit Committee Resources

In order to carry out the duties conferred upon the Committee by the Charter, the Committee is authorized to select, retain, terminate, and approve the fees and other retention terms of special or independent counsel, accountants or other experts, as it deems appropriate, without seeking approval of management or the Board of Directors. SAVB shall provide for appropriate funding, as determined by the Committee, for the payment of such fees.

Front of Proxy Card

THE SAVANNAH BANCORP, INC.
PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
FOR ANNUAL SHAREHOLDERS MEETING ON APRIL 20, 2006

The undersigned hereby appoints Thornton Barrow and Holly S. Young, and any of them, with full power of substitution, as proxies to vote the Common Stock of The Savannah Bancorp, Inc. held by the undersigned at the above stated Annual Meeting of Shareholders to be held at the Hyatt Regency Savannah, 2 West Bay Street, Savannah, Georgia on April 20, 2006, at 11:00 a.m., Eastern Daylight Time, and any adjournments thereof, and to vote as follows:

PROPOSAL I. ELECTION OF DIRECTORS

Nominees for election: Clifford H. Dales, Berryman W. Edwards, Jr.
Nominees for re-election: Robert H. Demere, Jr., J. Curtis Lewis III, M. Lane Morrison, James Toby Roberts, Sr., James W. Royal, Sr.
__ Vote FOR all nominees listed above, except withhold authority to vote for the   PLEASE RECORD YOUR
following nominees (if any):________________________________ OR   VOTE TO THE LEFT AND
__ Vote WITHHELD for all nominees listed above.     SIGN ON THE OTHER SIDE

PROPOSAL II. SELECTION OF BDO SEIDMAN, LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR 2006.

__ VOTE FOR __ VOTE AGAINST __ ABSTAIN

Back of Proxy Card
PLEASE SIGN EXACTLY AS NAME APPEARS BELOW AND CHECK APPROPRIATE BLOCKS ON THE OTHER SIDE.

WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED AS DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" PROPOSAL I AND “FOR” PROPOSAL II. THE PROXIES ARE AUTHORIZED TO VOTE IN THEIR SOLE DISCRETION ON SUCH OTHER BUSINESS AS MAY COME BEFORE THE MEETING OR ANY ADJOURNMENTS THEREOF.

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PLACE LABEL HERE
______________________________________________
 Signature(s) of Stockholder(s)

Please sign exactly as name appears on this proxy. When shares are held by joint tenants, both should sign. When signing on behalf of a corporation or partnership, or as attorney, agent or fiduciary, please indicate the capacity in which you are signing.  Dated:_________________, 2006

PLEASE SIGN, DATE AND RETURN THIS PROXY CARD IN THE ENCLOSED ENVELOPE.